Collateral Stratification Report
MSSTR 03 1

Pool Summary

Number of Loans:

936

Current Balance:

$435,202,086.21

Average Loan Balance:

$464,959.49

Minimum Balance:

$48,445.54

Maximum Balance:

$2,650,906.85

WA Net WAC:

6.5706%

WA Original Term:

360

WA Seasoning:

8

WA Remaining Term:

352

WA OLTV:

77.03%

NON-ZERO WA Servicing:

0.2500%

NON-ZERO WA FICO:

670

NON-ZERO WA DTI:

36.10

% LTV > 80%:

8.34%

Lien Position-First:

100.00%

Loans with Prepay Penalties:

0.00%

LPMI Loans:

0.00%

LPMI Count:

0

Latest Stated Maturity:

20330101

Original Balance	# of Loans	Aggregate Balance	% of Aggregate Balance
Min. Bal. to $200,000	32	$3,728,745	0.86%
$200,001 - $250,000	4	903,623	0.21
$250,001 - $300,000	28	7,985,792	1.83
$300,001 - $350,000	42	13,721,020	3.15
$350,001 - $400,000	51	18,954,788	4.36
$400,001 - $450,000	287	121,327,298	27.88
$450,001 - $500,000	227	107,460,530	24.69
$500,001- $550,000	115	60,115,698	13.81
$550,001 - $600,000	65	37,217,741	8.55
$600,001 - $650,000	56	35,052,133	8.05
$650,001 - $700,000	4	2,699,385	0.62
$700,001 - $750,000	9	6,586,341	1.51
$750,001 - $800,000	4	3,182,697	0.73
$800,001 - $850,000	1	842,279	0.19
$850,001 - $900,000	3	2,654,090	0.61
$950,001 - $1,000,000	4	3,902,352	0.90
$1,000,001 >=	4	8,867,574	2.04
Total:	936	$435,202,086	100.00%
Minimum: 49,200.00
Maximum: 2,658,155.00
Average Original Bal: 468,449.40
Count: 936.

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report
MSSTR 03 1

Weighted Average Coupon	# of Loans	Aggregate Balance	% of Aggregate Balance
5.251% - 5.375%	1	$520,185	0.12%
5.751% - 5.875%	1	345,892	0.08
5.876% - 6.000%	4	1,735,224	0.40
6.001% - 6.125%	21	10,872,216	2.50
6.126% - 6.250%	46	22,794,724	5.24
6.251% - 6.375%	56	28,757,594	6.61
6.376% - 6.500%	118	59,759,033	13.73
6.501% - 6.625%	89	45,237,323	10.39
6.626% - 6.750%	135	63,622,675	14.62
6.751% - 6.875%	146	70,445,688	16.19
6.876% - 7.000%	78	37,633;677	8.65
7.001% - 7.125%	50	23,326,257	5.36
7.126% - 7.250%	64	27,068,372	6.22
7.251% - 7.375%	42	16,661,458	3.83
7.376% - 7.500%	19	7,800,472	1.79
7.501% - 7.625%	4	1,441,803	0.33
7.626% - 7.750%	5	1,216,562	0.28
7.751% - 7.875%	11	3,527,096	0.81
7.876% - 8.000%	10	3,259,925	0.75
8.001% - 8.125%	9	3,077,709	0.71
8.126% - 8.250%	6	1,852,188	0.43
8.251% - 8.375%	7	2,311,566	0.53
8.376% - 8.500%	2	692,084	0.16
8.501% - 8.625%	2	178,280	0.04
8.751% - 8.875%	1	48,446	0.01
8.876% - 9.000%	1	131,839	0.03
9.126% - 9.250%	1	85,285	0.02
9.376% - 9.500%	2	186,553	0.04
9.626% - 9.750%	1	68,964	0.02
9.751% - 9.875%	3	463,295	0.11
10.001% >=	1	79,700	0.02
Total:	936	$435,202,086	100.00%
Minimum: 5.3750%
Maximum: 10.1250%
Weighted Average: 6.8206%

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report
MSSTR 03 1

Loan To Value Ratio	# of Loans	Aggregate Balance	% of Aggregate Balance
50.00% 50.000%	22	$11,090,293	2.55%
50.001% - 55.000%	20	11,920,598	2.74
55.001% - 60.000%	16	8,028,183	1.84
60.001% - 65.000%	16	9,162,269	2.11
65.001% - 70.000%	35	14,207,728	3.26
70.001% - 75.000%	47	17,912,897	4.12
75.001% - 80.000%	692	326,587,813	75.04
80.001% - 85.000%	27	12,937,161	2.97
85.001% - 90.000%	51	19,322,098	4.44
90.001% - 95.000%	10	4,033,047	0.93
Total:	936	$435,202,086	100.00%
Minimum: 0.0000
Maximum: 95.0000
Weighted Average: 77.0318

Property Type -	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family	796	$376,821,286	86.59%
PUD	67	27,560,070	6.33
Condominium	42	17,901,589	4.11
Other	14	6,513,520	1.50
Multi-Family	7	3,364,809	0.77
Two to Four Family	3	2,082,802	0.48
Two to Four Family	5	448,376	0.10
Town House	1	421,724	0.10
Mobile Home	1	87,910	0.02
Total:	936	$435,202,086	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Purchase	404	$186,780,386	42.92%
Rate/Term Refinance	294	140,593,356	32.31
Cash Out Refinance	148	61,925,092	14.23
Construction Permanent	44	23,911,972	5.49
U	45	21,560,780	4.95
Other	1	430,500	0.10
Total:	936	$435,202,086	100.00%

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report
MSSTR 03 1

Owner Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary	898	$421,082,358	96.76%
Secondary	30	13,338,395	3.06
Investor	8	781,334	0.18
Total:	936	$435,202,086	100.00%

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report
MSSTR 03 1

Remaining Term to Maturity	# of Loans	Aggregate Balance	% of Aggregate Balance
234	2	$1,015,785	0.23%
251	1	231,092	0.05
254	1	495,453	0.11
303	1	326,872	0.08
315	2	727,799	0.17
316	1	357,500	0.08
321	1	345,564	0.08
324	1	308,791	0.07
328	7	1,275,491	0.29
329	4	340,944	0.08
330	1	383,249	0.09
332	5	1,948,169	0.45
333	7	2,359,900	0.54
334	3	1,157,342	0.27
335	18	4,828,246	1.11
336	3	1,232,533	0.28
337	2	578,547	0.13
338	4	1,456,770	0.33
339	9	3,167,087	0.73
340	28	8,422,443	1.94
341	19	5,455,099	1.25
342	2	1,447,187	0.33
343	2	543,211	0.12
345	4	1,631,469	0.37
346	3	1,443,292	0.33
347	10	4,643,569	1.07
348	36	14,944,165	3.43
349	11	4,925,930	1.13
350	22	10,185,700	2.34
351	37	18,132,415	4.17
352	69	32,858,018	7.55
353	114	55,328,606	12.71
354	118	57,308,065	13.17
355	109	53,356,630	12.26
356	112	55,820,109	12.83
357	69	35,369,449	8.13
358	89	47,157,963	10.84
359	3	1,270,953	0.29
360	4	1,567,070	0.36
361	1	444,683	0.10
362	1	408,930	0.09
Total:	936	$435,202,086	100.00%
Minimum: 234.00
Maximum: 362.00
Weighted Average: 352.26

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report
MSSTR 03 1

Geographic Concentration	# of Loans	Aggregate Balance	% of Aggregate Balance
California	330	$160,813,873	36.95%
Maryland	52	23,967,861	5.51
Virginia	51	22,486,526	5.17
Texas	44	20,731,596	4.76
New Jersey	43	20,321,106	4.67
Florida	41	17,482,041	4.02
Minnesota	34	17,224,255	3.96
New York	30	13,864,004	3.19
Illinois	28	13,732,975	3.16
Georgia	27	10,916,329	2.51
Washington	23	10,126,440	2.33
North Carolina	23	9,980,870	2.29
Colorado	22	9,345,011	2.15
Pennsylvania	19	9,105,079	2.09
Arizona	20	8,651,937	1.99
Massachusetts	19	8,607,686	1.98
Connecticut	18	8,454,046	1.94
Oregon	12	5,408,294	1.24
District of Columbia	11	4,833,644	1.11
Ohio	9	4,103,314	0.94
Nevada	7	3,510,791	0.81
Wisconsin	7	3,242,853	0.75
Michigan	7	2,773,258	0.64
Iowa	6	2,690,884	0.62
Indiana	6	2,535,316	0.58
Kansas	5	2,342,256	0.54
Tennessee	4	2,037,257	0.47
Delaware	5	1,885,042	0.43
Oklahoma	5	1,735,458	0.40
Arkansas	3	1,477,588	0.34
South Carolina	2	1,455,742	0.33
New Mexico	3	1,334,316	0.31
Rhode Island	2	1,047,989	0.24
Nebraska	3	1,034,425	0.24
Missouri	3	882,298	0.20
Idaho	2	821,964	0.19
Kentucky	2	780,819	0.18
Utah	2	771,685	0.18
Montana	2	750,189	0.17
Alaska	1	636,570	0.15
South Dakota	1	497,316	0.11
New Hampshire	1	401,094	0.09
West Virginia	1	400,090	0.09
Total:	936	$435,202,086	100.00%

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report
MSSTR 03 1

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Full/Alternative	729	$348,735,799	80.13%
Reduced	109	41,244,245	9.48
No Income/No Ratio	74	35,529,699	8.16
Streamlined	8	4,336,380	1.00
Stated Income	10	3,768,753	0.87
No Income, No Asset	4	860,665	0.20
Unknown	2	726,545	0.17
Total:	936	$435,202,086	100.00%

FICO Scores	# of Loans	Aggregate Balance	% of Aggregate Balance
Not Available 0	15	$6,431,893	1.40%
551-600	5	2,640,532	0.61
601-650	239	111,801,030	25.69
651-700	574	272,564,160	62.63
701-750	75	31,167,194	7.16
751-800	27	10,254,895	2.36
801-850	1	342,383	0.08
Total:	936	$435,202,086	100.1
Minimum (not less than 100): 564
Maximum: 809
Weighted Average: 670

ZIP CODE	# of Loans	Aggregate Balance	% of Aggregate Balance
92009	7	$3,253,543	0.75%
92629	2	3,030,169	0.70
90210	2	2,788,770	0.64
93950	1	2,650,907	0.61
95020	6	2,442,281	0.56
Other	918	421,036,417	96.75
Total:	936	$435,202,086	100.00%

Originator	# of Loans	Aggregate Balance	% of Aggregate Balance
Bank of America	780	$384,373,406	88.32%
Bank One	34	15,389,709	3.54
Wachovia	122	35,438,972	8.14
Total:	936	$435,202,086	100.00%

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report
MSSTR 03 1

Servicers	count	UPB	%	Min Servicing	Max Servicing	Wa servicing
Bank of America	116	$63,212,757	14.52%	0.2500%	0.2500%	0.2500%
Bank One	34	15,389,709	3.54	0.2500	0.2500	0.2500
National Mortgage	93	25,076,388	5.76	0.2500	0.2500	0.2500
Suntrust	29	10,362,584	2.38	0.2500	0.2500	0.2500
Wells Fargo Bank	664	321,160,649	73.80	0.2500	0.2500	0.2500
Total:	936	$435,202,086	100.00%	0.2500%	0.2500%	0.2500%

Seasoning	# of Loans	Aggregate Balance	% of Aggregate Balance
< = 0	3	$1,146,046	0.26%
1 - 3	119	63,719,167	14.64
4 - 6	326	160,311,064	36.84
7 - 12	350	164,416,409	37.78
13 - 24	90	32,402,206	7.45
25 - 36	42	11,068,479	2.54
37 - 48	4	1,412,171	0.32
61 - 120	2	726,545	0.17
Total:	936	$435,202,086	100.00%
Minimum: 0.00
Maximum: 109.00
Average: 8.62
Weighted Average: 7.69

Prepayment Penalty	# of Loans	Aggregate Balance	% of Aggregate Balance
N	936	$435,202,086	100.00%
Total:	936	$435,202,086	100.00%
wa TERM: 0.000

Balloon Flag	# of Loans	Aggregate Balance	% of Aggregate Balance
No	936	$435,202,086	100.00%
Total:	936	$435,202,086	100.00%

The information herein has been provided solely by UBS Warburg LLC.  Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.